Transactions with related parties	12 Months Ended
Dec. 31, 2019
Disclosure of transactions between related parties [abstract]
Transactions with related parties
27. Transactions with related parties
Genentech/Roche
Novartis has two agreements with Genentech, Inc., United States, and one agreement with Spark Therapeutics, Inc., United States. Both companies are subsidiaries of Roche Holding AG (Roche), which is indirectly included in the consolidated financial statements using equity accounting since Novartis holds 33.3% of the outstanding voting shares of Roche (see Note 4).
Lucentis
Novartis has licensed from Genentech/Roche the exclusive rights to develop and market Lucentis outside the United States for indications related to diseases of the eye. Novartis pays royalties on the net sales of Lucentis products outside the United States. In 2019, Lucentis sales of USD 2.1 billion (2018: USD 2.0 billion; 2017: USD 1.9 billion) were recognized by Novartis.
Xolair
Novartis and Genentech/Roche are co-promoting Xolair in the United States, where Genentech/Roche records all sales. Novartis records sales outside the United States.
Novartis markets Xolair and records all sales and related costs outside the United States as well as co-promotion costs in the US. Genentech/Roche and Novartis share the resulting profits from sales in the United States, Europe and other countries, according to agreed profit-sharing percentages. In 2019, Novartis recognized total sales of Xolair of USD 1.2 billion (2018: USD 1.0 billion; 2017: USD 920 million), including sales to Genentech/Roche for the United States market.
Luxturna
In 2018, Novartis entered into an exclusive licensing and commercialization agreement and a supply agreement with Spark Therapeutics, Inc. (Spark) for Luxturna outside the United States. The agreements include regulatory and sales milestones as well as royalties payable to Spark on ex-US sales. On December 17, 2019, Roche acquired Spark.
The net income for royalties, cost sharing and profit sharing arising out of the Lucentis, Xolair and Luxturna agreements with Roche totaled USD 101 million in 2019 (net income in 2018: USD 34 million; net expense in 2017: USD 33 million).
Furthermore, Novartis has several patent license, supply and distribution agreements with Roche.
Novartis Pension Fund
In 2018, a Group subsidiary provided an uncommitted overnight credit facility to the Novartis Pension Fund, Switzerland, for up to USD 500 million with interest at the US Federal Funds Rate. This credit facility was not utilized during the years 2019 and 2018.
Executive Officers and Non-Executive Directors compensation
During 2019, there were 15 Executive Committee members (“Executive Officers”), including those who stepped down during the year (there were 17 members in 2018 and 11 members in 2017, including those who stepped down).
The total compensation for Executive Committee members and the 13 Non-Executive Directors (13 in 2018 and 2017) using the Group’s accounting policies for equity-based compensation and pension benefits was as follows:
	Executive Officers			Non-Executive Directors			Total

(USD millions)	2019	2018	2017	2019	2018	2017	2019	2018	2017

Cash and other compensation	20.7	22.5	18.4	4.1	4.0	4.0	24.8	26.5	22.4

Post-employment benefits	2.6	2.5	2.0				2.6	2.5	2.0

Equity-based compensation	40.6	42.5	49.9	4.6	4.8	4.8	45.2	47.3	54.7

Total	63.9	67.5	70.3	8.7	8.8	8.8	72.6	76.3	79.1

During 2019, the IFRS compensation expense decreased due to lower cash buyout payments to new executive officers and the forfeiture of equity-based compensation as a result of the resignation of an executive officer. These effects were partially offset by higher equity based compensation of executive officers appointed over the last three years.
During 2018, there was a decrease in the IFRS compensation expense for Executive Officers, mainly due to the higher pro-rata accelerated vesting of equity compensation in 2017, required by IFRS, in accordance with the plan rules. This was partly offset by the cash portion of buyout payments for new Executive Officers.
The Annual Incentive award, which is fully included in equity-based compensation even when paid out in cash, is granted in January in the year following the reporting period.
The disclosures on Board and executive compensation required by the Swiss Code of Obligations and in accordance with the Swiss Ordinance against Excessive Compensation in Stock Exchange Listed Companies are shown in the Compensation Report of the Group.
Transactions with former members of the Board of Directors
During 2019, 2018 and 2017, the following payments (or waivers of claims) were made to former Board members or to “persons closely” linked to them:
	Currency	2019	2018	2017

Dr. Krauer	CHF	60 000	60 000	60 000

Dr. Vasella	CHF	0	18 228	26 279

Dr. Alex Krauer, Honorary Chairman, is entitled to an amount of CHF 60 000 for annual periods from one AGM to the next. This amount was fixed in 1998 upon his departure from the Board in 1999, and has not been revised since that date.
Dr. Daniel Vasella, Honorary Chairman, was paid CHF 18 228 in 2018, and CHF 26 279 in 2017, for reimbursable costs under his agreement with the Company, which expired on December 31, 2019.